Exhibit 10.1

SEVENTH AMENDMENT

TO

CREDIT AGREEMENT

Dated as of December 20, 2005

among

MERITAGE HOMES CORPORATION,

as the Borrower

GUARANTY BANK,

as Administrative Agent and Swing Line Lender,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent

BANK OF AMERICA, N.A.,

as Documentation Agent

and

The Other Lenders Party Thereto

GUARANTY BANK,

as Joint Lead Arranger and Joint Book Manager

and

J. P. MORGAN SECURITIES, INC.,

as Joint Lead Arranger and Joint Bank Manager

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”), dated as of December 20, 2005, is entered into among MERITAGE HOMES CORPORATION, a Maryland corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), GUARANTY BANK, as Administrative Agent and Swing Line Lender, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and BANK OF AMERICA, N.A., as Documentation Agent.

BACKGROUND

A.            The Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender are parties to that certain Credit Agreement, dated as of December 12, 2002, as amended by that certain First Amendment to Credit Agreement, dated as of September 8, 2003, that certain Second Amendment to Credit Agreement, dated as of December 3, 2003, that certain Third Amendment to Credit Agreement, dated as of April 20, 2004, that certain Fourth Amendment to Credit Agreement dated as of October 28, 2004, that certain Fifth Amendment to Credit Agreement, dated as of December 23, 2004, and that certain Sixth Amendment to Credit Agreement, dated as of April 29, 2005, and as modified pursuant to that certain Commitment Increase Agreement, dated as of November 18, 2005, among the Borrower, the Administrative Agent and certain of the Lenders (the “Commitment Increase Agreement”) (said Credit Agreement, as so amended and modified, the “Credit Agreement”).  The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.            Pursuant to the Commitment Increase Agreement, the Aggregate Commitments were increased from $400,000,000 to $600,000,000.

C.            The Borrower has requested an amendment to the Credit Agreement so that the Aggregate Commitments could be increased in the future to $800,000,000.

D.            The Lenders, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Swing Line Lender hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Swing Line Lender and the Administrative Agent covenant and agree as follows:

1.             AMENDMENT.  The first sentence of Section 2.15(a) of the Credit Agreement is hereby amended to read as follows:

Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the Aggregate Commitments, provided that after giving effect to all such increases, the Aggregate Commitments shall not exceed $800,000,000.

2.             REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)           the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)           no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)           (i) the Borrower has full power and authority to execute and deliver this Seventh Amendment, (ii) this Seventh Amendment has been duly executed and delivered by the Borrower, and (iii) this Seventh Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)           neither the execution, delivery and performance of this Seventh Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

(e)           no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Seventh Amendment or (ii) the acknowledgement by each Guarantor of this Seventh Amendment.

3.             CONDITIONS TO EFFECTIVENESS.  This Seventh Amendment shall be effective as of December 20, 2005, subject to satisfaction or completion of the following:

(a)           the Administrative Agent shall have received counterparts of this Seventh Amendment executed by Lenders comprising the Required Lenders;

(b)           the Administrative Agent shall have received counterparts of this Seventh Amendment executed by the Borrower and acknowledged by each Guarantor;

(c)           the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Seventh Amendment;

(d)           the representations and warranties set forth in Section 2 of this Seventh Amendment shall be true and correct; and

(e)           the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4.             REFERENCE TO THE CREDIT AGREEMENT.

(a)           Upon the effectiveness of this Seventh Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b)           The Credit Agreement, as amended by the amendment referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5.             COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Seventh Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

6.             GUARANTOR’S ACKNOWLEDGMENT.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Seventh Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Seventh Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7.             EXECUTION IN COUNTERPARTS.  This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Seventh Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8.             GOVERNING LAW; BINDING EFFECT.  This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

9.             HEADINGS.  Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.

10.           ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS SEVENTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Seventh Amendment is executed as of the date first set forth above.

MERITAGE HOMES CORPORATION

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President - Treasurer

GUARANTY BANK, as Administrative Agent

By:	/s/ Sam A. Meade
Sam A. Meade
Senior Vice President

GUARANTY BANK, as a Lender

By:	/s/ Sam A. Meade
Sam A. Meade
Senior Vice President

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Lender

By:	/s/ Kent [ILLEGIBLE]
Name:
Title:

BANK OF AMERICA, N.A., as Documentation Agent and as a Lender

By:	/s/ Mark W. Lariviere
	Name:	MARK W. LARIVIERE
	Title:	SENIOR VICE PRESIDENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patricia A. Richards
	Name:	Patricia A. Richards
	Title:	Vice President

U. S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott McPherson
	Name:	Scott McPherson
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian A. Phillips
	Name:	Brian A. Phillips
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Scottye Lindsey
	Name:	Scottye Lindsey
	Title:	Director

By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Vice President

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Stephanie Lantz
	Name:	Stephanie Lantz
	Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Steven J. Heslep
	Name:	STEVEN J. HESLEP
	Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Casey L. Ostrander
	Name:	CASEY L. OSTRANDER
	Title:	VICE PRESIDENT

SUNTRUST BANK, as a Lender

By:	/s/ W. John Wendler
	Name:	W. John Wendler
	Title:	Senior Vice President

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Marni McManus
	Name:	Marni McManus
	Title:	Vice President National Corporate Banking 388 Greenwich Street, 21st Floor New York, New York 10013

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Pamela Oh
	Name:	Pamela Oh
	Title:	Associate Director Banking Products Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director Banking Products Services, US

AMSOUTH BANK, as a Lender

By:	/s/ Ronny Hudspeth
	Name:	RONNY HUDSPETH
	Title:	SR. VICE PRESIDENT

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Daniel L. Silbert
	Name:	DANIEL L. SILBERT
	Title:	SR. BANKER

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Morgan A. Lyons
	Name:	MORGAN A. LYONS
	Title:	VICE PRESIDENT

ACKNOWLEDGED AND AGREED TO:

MERITAGE HOMES OF ARIZONA, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MERITAGE PASEO CROSSING, LLC

By:	Meritage Homes of Arizona, Inc., its Sole Member

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MERITAGE HOMES CONSTRUCTION, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MERITAGE PASEO CONSTRUCTION, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MTH-TEXAS GP, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MTH-TEXAS LP, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

LEGACY/MONTEREY HOMES L.P.

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MERITAGE HOLDINGS, L.L.C.

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

LEGACY OPERATING COMPANY, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

HULEN PARK VENTURE, LLC

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MTH-TEXAS GP II, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MTH-TEXAS LP II, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MTH HOMES-TEXAS, L.P.

By:	MTH-Texas GP II, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MERITAGE HOMES OF CALIFORNIA, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MTH-HOMES NEVADA, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MTH-CAVALIER, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MTH GOLF, LLC

By:	Meritage Homes Construction, Inc., its Sole Member

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

LEGACY-HAMMONDS MATERIALS, L.P.

By:	Meritage Holdings, L.L.C., its General Partner

By:	Legacy/Monterey Homes L.P., its Sole Member

By:	MTH-Texas GP, Inc., its General Partner

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MERITAGE HOMES OF COLORADO, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

MERITAGE HOMES OF FLORIDA, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

CALIFORNIA URBAN BUILDERS, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

CALIFORNIA URBAN HOMES, LLC

By:	Meritage Homes of California, Inc., its Sole Member and Manager

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

GREATER HOMES, INC.

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer

GREATER INTERIORS, LLC

By:	Greater Homes, Inc.
Its:	Sole Member and Manager

By:	/s/ Richard T. Morgan
Richard T. Morgan
Vice President — Treasurer